Morgan Stanley Municipal Premium Income Trust
                          Item 77(O) 10F-3 Transactions
                        June 1, 2004 - November 30, 2004



Securi   Purch  Size   Offeri   Total    Amount   % of    % of
  ty     ase/    of      ng   Amount of    of    Offeri   Fund  Broker  Purcha
Purcha   Trade Offeri  Price   Offering  Shares    ng      s      s       sed
  sed    Date    ng      of              Purcha  Purcha   Tota           From
                       Shares              sed     sed     l
                                           By      By     Asse
                                          Fund    Fund     ts
Philad   9/30/   -     $107.3 $207,820,  1,000,   0.56%   0.34    JP      JP
elphia    04             6       000       000             %    Morgan  Morgan
 , PA                                                             ,
  Gas                                                           Goldma
Works,                                                            n,
Eighte                                                          Sachs
 enth                                                            and
Series                                                           Co.,
  AGC                                                           Doley
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                Sovere
                                                                 ign
                                                                Securi
                                                                 ties
                                                                Corpor
                                                                ation,
                                                                 LLC,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y

                                                                Citigr
                                                                 oup,
                                                                Goldma
  New    10/7/   -     $98.18 $1,461,03  2,000,   0.13%   0.69    n,    Citigr
Jersey    04                    0,000      000             %    Sachs     oup
Econom                                                          & Co.,
  ic                                                              JP
Develo                                                          Morgan
 pment                                                          , A.G.
Author                                                          Edward
  ity                                                             s,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s LLC,
                                                                 PNC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Ryan
                                                                Beck &
                                                                 Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Powell
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                Blaylo
                                                                 ck &
                                                                Partne
                                                                 rs,
                                                                L.P.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                  NW
                                                                Capita
                                                                 l (a
                                                                divisi
                                                                on of
                                                                Windso
                                                                  r
                                                                Financ
                                                                 ial
                                                                Group)
                                                                  ,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Sterne
                                                                , Agee
                                                                  &
                                                                Leach,
                                                                 Inc.